MORGAN STANLEY Securitized Products Group	December 10, 2003

Computational Materials

$ [ 493,531,000 ]

(Approximate)

Sequoia Mortgage Trust 2003-8

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank Minnesota, N.A.

Master Servicer

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY Securitized Products Group	December 10, 2003

Sequoia Mortgage Trust 2003-8

Mortgage Pass-Through Certificates

$ [493,531,000](Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat) (2)	Payment Window (Mths) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s/Fitch

A-1	$[332,030,000]	3.92 / 4.24	1-121 / 1-360	Floater (3)	Senior	AAA/Aaa/AAA
A-2	$[150,000,000]	3.91 / 4.24	1-121 / 1-359	Floater (3)	Senior	AAA/Aaa/AAA
X-1	$[482,030,000] (5)(6)	N/A	1-42 / 1-42	Fixed (7)	Senior/ NAS IO	AAA/Aaa/AAA
X-2	$[482,030,000](5)	N/A	N/A	N/A	Senior/ IO	AAA/Aaa/AAA
X-B	$[11,501,000](5)	N/A	N/A	N/A	Senior/ IO	AAA/Aaa/AAA
A-R	$100	N/A	N/A	N/A	Senior	AAA/Aaa/AAA
B-1	$[7,251,000]	6.67 / 7.36	39-121 / 39-360	Floater (4)	Subordinate	AA/Aa2/AA
B-2	$[4,250,000]	6.67 / 7.36	39-121 / 39-360	Floater (4)	Subordinate	A/A2/A
B-3	$[2,500,000]	Information Not Provided Herein		N/A	Subordinate	BBB/Baa2/BBB
B-4	$[1,250,000]			N/A	Subordinate	BB/Ba2/BB
B-5	$[750,000]			N/A	Subordinate	B/B2/B
B-6	$[2,001,106]			N/A	Subordinate	NR/NR/NR

Total	$[493,531,000]

(1)

(1Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group 1 Mortgage Loans, as described herein).  Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group 2 Mortgage Loans, as described herein).  Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein).    Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class B-1 and Class B-2 Certificates are shown to the Clean-Up Call Date (as described herein).

(3)

The Class A-1 and Class A-2 Certificates will  have a coupon equal to the least of (i) One-Month LIBOR and Six-Month LIBOR, respectively, plus a related margin (which margin doubles after the Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%.  In the case of the Class A-2 Certificates, Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in January 2004.

(4)

The Class B-1 and Class B-2 Certificates will have a coupon equal to the least of (i) One-Month LIBOR plus a margin (which margin is multiplied by 1.5 after the Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%.

(5)

Balances shown with respect to the Class X-1, Class X-2, and Class X-B Certificates are notional balances.  Such classes are interest-only certificates and will not be entitled to distributions of principal.

(6)

The Class X-1 Certificates will consist of two components.  On any Distribution Date, the notional amount of the Class X-1 Certificates will be equal to the sum of the notional amount of such two components.  The notional amount of each component for any Distribution Date is the lesser of (x) the notional amount of such component set out for such date on the related notional amount schedule herein and (y) the class principal amount of the Class A

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY Securitized Products Group	December 10, 2003

Certificates related to such component immediately prior to such distribution date.  Beginning on the Distribution Date in July 2007, the notional amount of the Class X-1 Certificates will be zero.

(7)

The interest rate on each of the two components of the Class X-1 Certificates will be 0.80%, subject to a cap equal to the excess, if any, of the weighted average of the interest rates of the mortgage loans in the pool related to such component over the interest rate on the Class A-1 Certificates or the Class A-2 Certificates, as applicable and subject to other limitations described herein.  Distributions on the Class X-1 Certificates in respect to such components will be subject to certain limitations in connection with Net WAC Shortfalls of the Class A Certificates, and as otherwise described herein.  No principal will be distributed on the Class X-1 Certificates.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY Securitized Products Group	December 10, 2003

Transaction Summary

Depositor:

Sequoia Residential Funding, Inc.

Co-Lead Managers:

Morgan Stanley and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Co-Managers:

Banc of America Securities LLC and Greenwich Capital Markets, Inc.

Master Servicer/

Securities Administrator:

Wells Fargo Bank Minnesota, National Association.

Trustee:

HSBC Bank USA.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P, Moody’s and Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

December 1, 2003.

Statistical Cut-off Date:

December 1, 2003.  The statistical information presented in this Preliminary Term Sheet relates to the pool of mortgage loans as of the Statistical Cut-off Date.  We refer to that pool as the preliminary pool.  Some of the mortgage loans included in the preliminary pool may not be included in the final pool as a result of prepayments or the failure of these mortgage loans to meet the eligibility requirements established for the trust.

Pricing Date:

On or about December [11/12] 2003.

Closing Date:

On or about December 23, 2003.

Distribution Date:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in January 2004.

Certificates:

The “Senior Certificates” will consist of the Class A-1, Class A-2 (together, the “Class A Certificates”), Class X-1, Class X-2, Class X-B (together, the “Class X Certificates”) and Class A-R Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.  The “LIBOR Certificates” consist of the Class A, Class B-1 and Class B-2 Certificates.  The Class A, Class X-1, Class B-1 and Class B-2 Certificates (collectively, the “Offered Certificates”) are being offered publicly.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Accrued Interest:

The Class A, Class B-1 and Class B-2 Certificates will settle flat.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Class A, Class B-1 and Class B-2 Certificates for a given Distribution Date will be the period beginning on the 20th day of the month preceding such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month in which such Distribution Date occurs (on a 30/360 basis), and with respect to the Class X-1 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Redemption:

The terms of the transaction allow for the certificates to be redeemed and/or retired once the aggregate principal balance of the Mortgage Loans is equal to 20% or less than the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Clean-Up Call:

The terms of the transaction allow for a termination of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Clean-Up Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of 2 groups, with an aggregate principal balance as of the Statistical Cut-off Date of approximately $500,032,206, of adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties (the “Mortgage Loans”).  As of the Statistical Cut-off Date, approximately 88.6% and 11.4% of the Mortgage Loans are six-month LIBOR and one-month LIBOR indexed mortgage loans, respectively.  Substantially all of the Mortgage Loans have original terms to maturity of approximately 25 or 30 years.  As of the Statistical Cut-off Date, approximately 39.89% and 60.11% of the Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.  In each case, after such 5-year or 10-year interest-only term, the mortgage loans are scheduled to amortize on a 25-year or 15-year fully amortizing basis, respectively.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Group 1

Mortgage Loans:

The Group 1 Mortgage Loans have an aggregate principal balance as of the Statistical Cut-off Date of approximately $344,429,824, which equals approximately 68.88% of the Mortgage Loans.

As of the Statistical Cut-off Date, approximately 83.5% and 16.5% of the Group 1 Mortgage Loans are six-month LIBOR and one-month LIBOR indexed Mortgage Loans, respectively and approximately 39.45% and 60.55% of the Group 1 Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.

Group 2

Mortgage Loans:

The Group 2 Mortgage Loans have an aggregate principal balance as of the Statistical Cut-off Date of approximately $155,602,382, which equals approximately 31.12% of the Mortgage Loans.

All of the Group 2 Mortgage Loans are six-month LIBOR indexed Mortgage Loans. As of the Statistical Cut-off Date, approximately 40.85 and 59.15% of the Group 2 Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.

Group Subordinate

Amount:

For any Distribution Date and either Group, the excess of the aggregate of the principal balances of the Mortgage Loans in such Group at the beginning of the related collection period over the principal balance of the related Class A Certificates immediately before such Distribution Date.

Net WAC Cap:

In the case of the Class A Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in the related Group; in the case of the Class B-1 and Class B-2 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in both Groups, weighted on the basis of the relative Group Subordinate Amount for each Group.

The Class A Certificates will have a Certificate Interest Rate equal to the least of (i) the applicable LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

The Class B-1 and Class B-2 Certificates will have a Certificate Interest Rate equal to the least of (i) one-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of the Class A Certificates is subject to the related Net WAC Cap, such Certificates will be, to the extent described below, entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-1 and Class B-2 Certificates is subject to the related Net WAC Cap, such Certificates will be, to the extent described below, entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” will be established on behalf of the LIBOR Certificates.  The Reserve Fund will be funded by an initial deposit of funds on the Closing Date, and thereafter, by amounts otherwise distributable to the Class X Certificates to the extent of any Net WAC Shortfall amount with respect to the related class of LIBOR Certificates for a related Distribution Date.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, the LIBOR Certificates, to the extent funds are available for payment to such class of LIBOR Certificates, will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, if any.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Class X Certificates.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates (total subordination initially 3.60%).

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 2.15%).

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 1.30%).

Shifting Interest:

Until the first Distribution Date occurring after December 2013, the Subordinate Certificates will be locked out from receipt of all principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (to be described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

January 2004 – December 2013

    0% Pro Rata Share

January 2014 – December 2014

  30% Pro Rata Share

January 2015 – December 2015

  40% Pro Rata Share

January 2016 – December 2016

  60% Pro Rata Share

January 2017 – December 2017

  80% Pro Rata Share

January 2018 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers).  However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in January 2007 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the related Senior Certificates.  In the event the applicable current senior percentage (aggregate principal balance of the  related Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans in the related pool) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in the related pool as of the Cut-off Date), the related Senior Certificates will receive

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

all principal prepayments from the Mortgage Loans in the related pool, regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical class designations, in each case until the respective class principal amounts has been reduced to zero; thereafter, to the Class A Certificates in reduction of their respective class principal amounts.

Certificates Priority of

Distributions:

With respect to any Distribution Date, available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans; provided that, to the extent of any Net WAC Shortfall amount for such Distribution Date, the proportionate amount of interest otherwise distributable to the related Class X Certificates shall be deposited in the Reserve Fund.

2)

Class A-R Certificates, principal allocable to such class.

3)

Concurrently to the Class A Certificates:

Class A-1 and Class A-2 Certificates, the related Senior Principal Distribution Amount, until their respective class principal amounts are reduced to zero.

4)

Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

5)

Class B-1 Certificates, principal allocable to such class.

6)

Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

7)

Class B-2 Certificates, principal allocable to such class.

8)

Class A Certificates, the related Net WAC Shortfall amount, from deposits of amounts that otherwise would have been distributed to the related Class X Certificates.

9)

Class B-1 Certificates, the related Net WAC Shortfall Amount, from deposits of amounts that otherwise would have been distributed to the related Class X Certificates.

10)

Class B-2 Certificates, the related Net WAC Shortfall Amount, from deposits of amounts that otherwise would have been distributed to the related Class X Certificates.

11)

Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

12)

Class A-R Certificate, any remaining amount.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sensitivity Tables

Class A-1 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.35	5.21	3.92	3.06	2.47	1.74
MDUR (yr)	5.86	4.86	3.71	2.93	2.38	1.69
First Prin Pay	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004
Last Prin Pay	2/20/2019	11/20/2016	1/20/2014	11/20/2011	5/20/2010	7/20/2008

Class A-1 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.72	5.57	4.24	3.35	2.72	1.91
MDUR (yr)	6.15	5.16	3.98	3.18	2.60	1.85
First Prin Pay	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004
Last Prin Pay	12/20/2033	12/20/2033	12/20/2033	12/20/2033	12/20/2033	12/20/2033

Class A-2 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.34	5.20	3.91	3.06	2.47	1.74
MDUR (yr)	5.83	4.84	3.70	2.92	2.38	1.69
First Prin Pay	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004
Last Prin Pay	2/20/2019	11/20/2016	1/20/2014	11/20/2011	5/20/2010	7/20/2008

Class A-2 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.72	5.57	4.24	3.35	2.72	1.91
MDUR (yr)	6.12	5.13	3.97	3.17	2.60	1.84
First Prin Pay	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004
Last Prin Pay	11/20/2033	11/20/2033	11/20/2033	11/20/2033	11/20/2033	11/20/2033

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sensitivity Tables (cont’d)

Class B-1 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.59	8.80	6.67	5.41	4.59	3.47
MDUR (yr)	9.53	8.03	6.21	5.10	4.36	3.33
First Prin Pay	6/20/2009	5/20/2008	3/20/2007	6/20/2006	1/20/2006	6/20/2005
Last Prin Pay	2/20/2019	11/20/2016	1/20/2014	11/20/2011	5/20/2010	7/20/2008

Class B-1 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.37	9.57	7.36	6.08	5.24	4.05
MDUR (yr)	10.10	8.62	6.76	5.66	4.92	3.85
First Prin Pay	6/20/2009	5/20/2008	3/20/2007	6/20/2006	1/20/2006	6/20/2005
Last Prin Pay	12/20/2033	12/20/2033	12/20/2033	12/20/2033	12/20/2033	11/20/2033

Class B-2 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.59	8.80	6.67	5.41	4.59	3.47
MDUR (yr)	9.14	7.75	6.03	4.98	4.27	3.28
First Prin Pay	6/20/2009	5/20/2008	3/20/2007	6/20/2006	1/20/2006	6/20/2005
Last Prin Pay	2/20/2019	11/20/2016	1/20/2014	11/20/2011	5/20/2010	7/20/2008

Class B-2 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.37	9.57	7.36	6.08	5.24	4.05
MDUR (yr)	9.65	8.29	6.54	5.50	4.80	3.78
First Prin Pay	6/20/2009	5/20/2008	3/20/2007	6/20/2006	1/20/2006	6/20/2005
Last Prin Pay	12/20/2033	12/20/2033	12/20/2033	12/20/2033	12/20/2033	11/20/2033

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Class X-1 Price-Yield Sensitivity to Call

Flat Price	20% CPR	25% CPR	35% CPR	36% CPR	50% CPR
1.1806900	12.197	12.197	12.197	10.589	-14.967
1.1885025	11.655	11.655	11.655	10.051	-15.456
1.1963150	11.119	11.119	11.119	9.519	-15.939
1.2041275	10.590	10.590	10.590	8.993	-16.415
1.2119400	10.067	10.067	10.067	8.474	-16.886
1.2197525	9.551	9.551	9.551	7.962	-17.351
1.2275650	9.041	9.041	9.041	7.455	-17.811
1.2353775	8.536	8.536	8.536	6.954	-18.265
1.2431900	8.038	8.038	8.038	6.459	-18.714
1.2510025	7.545	7.545	7.545	5.970	-19.158
1.2588150	7.058	7.058	7.058	5.487	-19.597
1.2666275	6.577	6.577	6.577	5.009	-20.031
1.2744400	6.101	6.101	6.101	4.536	-20.459
1.2822525	5.631	5.631	5.631	4.069	-20.883
1.2900650	5.165	5.165	5.165	3.607	-21.302
1.2978775	4.705	4.705	4.705	3.150	-21.717
1.3056900	4.250	4.250	4.250	2.698	-22.127
1.3135025	3.800	3.800	3.800	2.251	-22.532
1.3213150	3.355	3.355	3.355	1.809	-22.933
1.3291275	2.915	2.915	2.915	1.372	-23.330
1.3369400	2.479	2.479	2.479	0.940	-23.722
1.3447525	2.048	2.048	2.048	0.512	-24.110
1.3525650	1.621	1.621	1.621	0.088	-24.495
1.3603775	1.199	1.199	1.199	-0.331	-24.875
1.3681900	0.782	0.782	0.782	-0.746	-25.251
1.3760025	0.368	0.368	0.368	-1.156	-25.623
1.3838150	-0.041	-0.041	-0.041	-1.562	-25.992
1.3916275	-0.446	-0.446	-0.446	-1.964	-26.356
1.3994400	-0.846	-0.846	-0.846	-2.362	-26.717
1.4072525	-1.243	-1.243	-1.243	-2.756	-27.075
1.4150650	-1.636	-1.636	-1.636	-3.146	-27.429
1.4228775	-2.025	-2.025	-2.025	-3.532	-27.779
1.4306900	-2.410	-2.410	-2.410	-3.915	-28.126
MDUR (yr)	1.27	1.27	1.27	1.28	1.41
First Pay	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004
Last Pay	6/20/2007	6/20/2007	6/20/2007	6/20/2007	4/20/2007

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Class A-1, Class A-2, Class B-1 and Class B-2 Certificates

Effective Net WAC Cap Schedule*

Assumptions:
20% CPR
To Clean-Up Call
Class A Hard Cap: 11.50%
Class B-1 Hard Cap: 11.50%
Class B-2 Hard Cap: 11.50%

Distribution Period	Class A-1 30/360 Net WAC Cap (%)	Class A-2 30/360 Net WAC Cap (%)	Class B-1 & Class B-2 30/360 Net WAC Cap (%)
1	2.57	2.54	2.56
2	4.06	2.54	3.59
3	4.06	2.55	3.59
4	4.06	2.55	3.59
5	4.06	2.87	3.69
6 and After	11.50	11.50	11.50

*

The Net WAC Cap is calculated assuming current 1-Month LIBOR or 6-Month LIBOR of 20.00% and is run at the pricing speed of 20% CPR to the clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Notional Amount Schedules for the Class X-1

Distribution Date	Group 1 Nas IO Schedule	Group 2 Nas IO Schedule

January 2004	$332,030,000.00	$150,000,000.00
February 2004	319,884,862.31	144,513,169.95
March 2004	308,167,888.33	139,219,815.75
April 2004	296,864,076.71	134,113,115.09
May 2004	285,958,858.55	129,186,486.21
June 2004	275,438,178.72	124,433,579.45
July 2004	265,288,477.67	119,848,269.05
August 2004	255,496,674.00	115,424,645.24
September 2004	246,050,147.58	111,157,006.65
October 2004	236,936,723.29	107,039,852.95
November 2004	228,144,655.33	103,067,877.77
December 2004	219,662,612.08	99,235,961.83
January 2005	211,479,661.49	95,539,166.40
February 2005	203,585,256.99	91,972,726.86
March 2005	195,969,223.91	88,532,046.63
April 2005	188,621,746.35	85,212,691.20
May 2005	181,533,354.55	82,010,382.43
June 2005	174,694,912.65	78,920,993.04
July 2005	168,097,606.97	75,940,541.28
August 2005	161,732,934.59	73,065,185.80
September 2005	155,592,692.41	70,291,220.72
October 2005	149,887,585.32	67,713,846.03
November 2005	144,387,505.40	65,229,095.87
December 2005	139,085,155.04	62,833,673.43
January 2006	133,973,495.17	60,524,398.68
February 2006	129,045,736.11	58,298,204.27
March 2006	124,295,328.75	56,152,131.52
April 2006	119,715,956.04	54,083,326.58
May 2006	115,301,524.81	52,089,036.77
June 2006	111,046,157.84	50,166,606.95
July 2006	106,944,186.22	48,313,476.09
August 2006	102,990,142.01	46,527,173.94
September 2006	99,178,751.10	44,805,317.84
October 2006	95,504,926.40	43,145,609.61
November 2006	91,963,761.17	41,545,832.54
December 2006	88,550,522.70	40,003,848.54
January 2007	85,260,646.14	38,517,595.37
February 2007	82,254,196.81	37,159,393.15
March 2007	79,353,760.49	35,849,083.68
April 2007	76,555,598.96	34,584,978.16
May 2007	73,856,105.83	33,365,447.35
June 2007	71,251,801.86	32,188,919.48
July 2007 and thereafter	0.00	0.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

TOTAL CURRENT BALANCE:	$500,032,206
NUMBER OF LOANS:	1,408
			Minimum		Maximum
AVG CURRENT BALANCE:	$355,137		$46,000		$7,125,000
AVG ORIGINAL BALANCE:	$355,260		$46,000		$7,125,000

WAVG LOAN RATE:	2.946%		2.125%		3.875%
WAVG SERVICING FEE:	0.389%		0.260%		0.885%
WAVG NET LOAN RATE:	2.557%		1.740%		3.490%

WAVG GROSS MARGIN:	1.740%		0.875%		2.625%
WAVG MAXIMUM LOAN RATE:	11.999%		11.375%		12.000%
WAVG PERIODIC RATE CAP:	N/A		N/A		N/A
WAVG FIRST RATE CAP:	N/A		N/A		N/A

WAVG ORIGINAL LTV:	69.09%		9.88%		100.00%
WAVG EFFECTIVE LTV(1):	67.76%		9.88%		95.00%

WAVG CREDIT SCORE:	729		525		818

WAVG ORIGINAL TERM:	324	months	300	months	360	months
WAVG REMAINING TERM:	323	months	281	months	360	months
WAVG SEASONING:	1	months	0	months	19	months

WAVG NEXT RATE RESET:	4	months	1	months	6	months
WAVG RATE ADJ FREQ:	5	months	1	months	6	months
WAVG FIRST RATE ADJ FREQ:	5	months	1	months	6	months

WAVG IO ORIGINAL TERM:	96	months	60	months	120	months
WAVG IO REMAINING TERM:	95	months	54	months	120	months

TOP STATE CONCENTRATIONS (%):	CA (25.06%), FL (11.80%), and AZ (5.89%)
MAXIMUM ZIP CODE CONCENTRATION (%):	90210 (1.62%), Beverly Hills, CA

FIRST PAY DATE:			Jun 01, 2002		Jan 01, 2004
RATE CHANGE DATE:			Jan 01, 2004		Jun 01, 2004
MATURITY DATE:			May 01, 2027		Dec 01, 2033
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Libor - 6 Month	1,315	$443,251,656.30	88.64%
Libor - 1 Month	93	56,780,549.74	11.36
Total	1,408	$500,032,206.04	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Current	1,408	$500,032,206.04	100.00%
Total	1,408	$500,032,206.04	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 100,000.00	113	$8,698,914.17	1.74%
100,000.01 - 200,000.00	440	65,622,065.12	13.12
200,000.01 - 300,000.00	291	72,569,570.07	14.51
300,000.01 - 400,000.00	204	71,219,434.13	14.24
400,000.01 - 500,000.00	91	41,375,434.53	8.27
500,000.01 - 600,000.00	90	49,555,403.01	9.91
600,000.01 - 700,000.00	48	31,177,842.50	6.24
700,000.01 - 800,000.00	27	20,251,298.35	4.05
800,000.01 - 900,000.00	18	15,675,340.00	3.13
900,000.01 - 1,000,000.00	34	32,989,445.84	6.60
1,000,000.01 - 1,500,000.00	27	33,285,245.07	6.66
1,500,000.01 - 2,000,000.00	17	30,903,213.25	6.18
2,000,000.01 - 2,500,000.00	2	4,264,000.00	0.85
2,500,000.01 - 3,000,000.00	3	7,970,000.00	1.59
3,000,000.01 - 3,500,000.00	1	3,500,000.00	0.70
3,500,000.01 - 4,000,000.00	1	3,850,000.00	0.77
5,000,000.01 >=	1	7,125,000.00	1.42
Total	1,408	$500,032,206.04	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.001 - 2.250	1	$1,800,000.00	0.36%
2.251 - 2.500	18	6,890,564.69	1.38
2.501 - 2.750	385	143,859,809.89	28.77
2.751 - 3.000	560	175,863,735.29	35.17
3.001 - 3.250	407	160,026,266.23	32.00
3.251 - 3.500	34	9,396,529.94	1.88
3.501 - 3.750	1	78,500.00	0.02
3.751 - 4.000	2	2,116,800.00	0.42
Total	1,408	$500,032,206.04	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.875	1	$1,800,000.00	0.36%
1.000	3	1,039,241.00	0.21
1.250	13	5,136,763.20	1.03
1.375	14	5,449,299.79	1.09
1.500	110	37,033,712.26	7.41
1.625	647	227,718,446.60	45.54
1.750	117	37,658,980.03	7.53
1.875	211	63,452,181.12	12.69
2.000	259	109,646,506.27	21.93
2.125	24	9,067,295.83	1.81
2.250	8	1,962,979.94	0.39
2.625	1	66,800.00	0.01
Total	1,408	$500,032,206.04	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	749	$300,568,388.60	60.11%
360	659	199,463,817.44	39.89
Total	1,408	$500,032,206.04	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
277 - 282	1	$107,626.36	0.02%
289 - 294	1	234,950.91	0.05
295 - 300	747	300,225,811.33	60.04
349 - 354	1	180,000.00	0.04
355 - 360	658	199,283,817.44	39.85
Total	1,408	$500,032,206.04	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
49 - 54	1	$180,000.00	0.04%
55 – 60	658	199,283,817.44	39.85
97 - 102	1	107,626.36	0.02
109 - 114	1	234,950.91	0.05
115 - 120	747	300,225,811.33	60.04
Total	1,408	$500,032,206.04	100.00%

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1/1/2004	97	$58,297,074.25	11.66%
2/1/2004	33	9,201,759.71	1.84
3/1/2004	70	20,555,162.13	4.11
4/1/2004	274	98,694,366.44	19.74
5/1/2004	514	166,072,815.51	33.21
5/10/2004	1	404,000.00	0.08
6/1/2004	419	146,807,028.00	29.36
Total	1,408	$500,032,206.04	100.00%
ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 10.00	1	$123,000.00	0.02%
10.01 - 20.00	13	4,250,562.48	0.85
20.01 - 30.00	33	11,279,218.91	2.26
30.01 - 40.00	53	15,666,231.76	3.13
40.01 - 50.00	80	47,511,103.27	9.50
50.01 - 60.00	114	45,137,881.78	9.03
60.01 - 65.00	71	26,551,659.74	5.31
65.01 - 70.00	182	61,010,912.34	12.20
70.01 - 75.00	199	70,807,750.41	14.16
75.01 - 80.00	571	187,007,847.22	37.40
80.01 - 85.00	8	2,198,910.70	0.44
85.01 - 90.00	21	5,031,817.23	1.01
90.01 - 95.00	16	3,621,974.80	0.72
95.01 - 100.00	46	19,833,335.40	3.97
Total	1,408	$500,032,206.04	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 10.00	1	123,000.00	0.02%
10.01 - 20.00	13	4,250,562.48	0.85
20.01 - 30.00	33	11,279,218.91	2.26
30.01 - 40.00	53	15,666,231.76	3.13
40.01 - 50.00	83	48,174,694.18	9.63
50.01 - 60.00	120	47,506,921.78	9.50
60.01 - 65.00	71	26,551,659.74	5.31
65.01 - 70.00	225	79,491,207.74	15.9
70.01 - 75.00	198	70,647,750.41	14.13
75.01 - 80.00	570	186,873,207.22	37.37
80.01 - 85.00	8	2,198,910.70	0.44
85.01 - 90.00	19	4,184,866.32	0.84
90.01 - 95.00	14	3,083,974.80	0.62
Total	1,408	$500,032,206.04	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
525 - 549	2	$846,900.00	0.17%
550 - 574	1	1,320,000.00	0.26
575 - 599	4	1,315,000.00	0.26
600 - 624	11	4,595,839.37	0.92
625 - 649	33	8,959,541.18	1.79
650 - 674	110	34,822,042.00	6.96
675 - 699	220	79,865,651.67	15.97
700 - 724	228	93,043,187.94	18.61
725 - 749	238	87,252,214.24	17.45
750 - 774	276	101,711,239.09	20.34
775 - 799	231	71,164,096.91	14.23
800 - 824	54	15,136,493.64	3.03
Total	1,408	$500,032,206.04	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Interest Only	1,408	$500,032,206.04	100.00%
Total	1,408	$500,032,206.04	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Full	607	$179,713,569.00	35.94%
Alternative	335	156,333,884.25	31.26
Lite Doc	263	83,858,512.26	16.77
Limited	157	70,117,790.89	14.02
No Ratio	43	8,672,503.80	1.73
Asset, No Income	3	1,335,945.84	0.27
Total	1,408	$500,032,206.04	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Primary	1,190	$425,693,731.09	85.13%
Second Home	150	63,270,607.97	12.65
Investment	68	11,067,866.98	2.21
Total	1,408	$500,032,206.04	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Single Family Residence	850	$300,972,725.53	60.19%
PUD	373	137,770,744.70	27.55
Condo	164	50,838,140.64	10.17
2-4 Family	17	7,748,595.17	1.55
Co-op	3	2,510,000.00	0.50
Townhouse	1	192,000.00	0.04
Total	1,408	$500,032,206.04	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Purchase	500	$194,443,147.11	38.89%
Refinance - Rate Term	523	166,730,651.54	33.34
Refinance - Cashout	385	138,858,407.39	27.77
Total	1,408	$500,032,206.04	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Alabama	5	$792,080.71	0.16%
Alaska	1	258,980.49	0.05
Arizona	98	29,475,196.37	5.89
Arkansas	2	249,300.00	0.05
California	240	125,302,654.73	25.06
Colorado	58	19,066,777.65	3.81
Connecticut	16	9,643,855.75	1.93
Delaware	2	428,000.00	0.09
District of Columbia	6	2,206,975.00	0.44
Florida	177	58,981,448.70	11.80
Georgia	46	11,089,598.21	2.22
Hawaii	17	7,235,584.60	1.45
Idaho	3	630,000.00	0.13
Illinois	46	19,093,275.17	3.82
Indiana	9	1,590,975.00	0.32
Iowa	2	463,800.00	0.09
Kansas	2	496,000.00	0.10
Kentucky	5	639,500.00	0.13
Louisiana	3	808,033.33	0.16
Maine	2	1,284,000.00	0.26
Maryland	36	9,484,715.99	1.90
Massachusetts	36	19,055,445.21	3.81
Michigan	36	7,774,842.64	1.55
Minnesota	18	4,709,137.50	0.94
Mississippi	1	215,000.00	0.04
Missouri	13	2,684,760.73	0.54
Montana	5	3,495,920.00	0.70
Nebraska	3	336,091.30	0.07
Nevada	45	15,771,903.57	3.15
New Hampshire	3	805,635.00	0.16
New Jersey	47	13,245,856.34	2.65
New Mexico	7	1,533,200.00	0.31
New York	40	22,227,545.31	4.45
North Carolina	36	11,522,849.12	2.30
North Dakota	1	102,342.00	0.02
Ohio	80	13,468,206.92	2.69
Oklahoma	9	1,115,797.83	0.22
Oregon	18	4,856,208.31	0.97
Pennsylvania	25	6,600,258.13	1.32
Rhode Island	3	1,541,000.00	0.31
South Carolina	21	6,732,412.05	1.35
South Dakota	3	651,000.00	0.13
Tennessee	24	8,180,549.83	1.64
Texas	55	19,098,753.75	3.82
Utah	12	3,040,872.76	0.61
Virginia	40	13,350,211.39	2.67
Washington	44	14,461,828.29	2.89
Wisconsin	6	1,383,826.36	0.28
Wyoming	1	2,850,000.00	0.57
Total	1,408	$500,032,206.04	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

TOTAL CURRENT BALANCE:	$344,429,824
NUMBER OF LOANS:	938
			Minimum		Maximum
AVG CURRENT BALANCE:	$367,196		$46,000		$7,125,000
AVG ORIGINAL BALANCE:	$367,329		$46,000		$7,125,000

WAVG LOAN RATE:	2.957%		2.375%		3.875%
WAVG SERVICING FEE:	0.391%		0.385%		0.885%
WAVG NET LOAN RATE:	2.566%		1.990%		3.490%

WAVG GROSS MARGIN:	1.752%		1.000%		2.250%
WAVG MAXIMUM LOAN RATE:	11.999%		11.750%		12.000%
WAVG PERIODIC RATE CAP:	N/A		N/A		N/A
WAVG FIRST RATE CAP:	N/A		N/A		N/A

WAVG ORIGINAL LTV:	69.18%		9.88%		100.00%
WAVG EFFECTIVE LTV(1):	67.75%		9.88%		95.00%

WAVG CREDIT SCORE:	731		525		818

WAVG ORIGINAL TERM:	324	months	300	months	360	months
WAVG REMAINING TERM:	323	months	281	months	360	months
WAVG SEASONING:	1	months	0	months	19	months

WAVG NEXT RATE RESET:	4	months	1	months	6	months
WAVG RATE ADJ FREQ:	5	months	1	months	6	months
WAVG FIRST RATE ADJ FREQ:	5	months	1	months	6	months

WAVG IO ORIGINAL TERM:	96	months	60	months	120	months
WAVG IO REMAINING TERM:	95	months	54	months	120	months

TOP STATE CONCENTRATIONS (%):	CA (24.61%), FL (10.71%), and AZ (6.33%)
MAXIMUM ZIP CODE CONCENTRATION (%):	90210 (2.34%) Beverly Hills, CA

FIRST PAY DATE:			Jun 01, 2002		Jan 01, 2004
RATE CHANGE DATE:			Jan 01, 2004		Jun 01, 2004
MATURITY DATE:			May 01, 2027		Dec 01, 2033
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Libor - 6 Month	845	$287,649,274.58	83.51%
Libor - 1 Month	93	56,780,549.74	16.49
Total	938	$344,429,824.32	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Current	938	$344,429,824.32	100.00%
Total	938	$344,429,824.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 100,000.00	76	$5,817,420.48	1.69%
100,000.01 - 200,000.00	289	42,654,280.84	12.38
200,000.01 - 300,000.00	188	46,769,521.69	13.58
300,000.01 - 400,000.00	132	46,117,550.43	13.39
400,000.01 - 500,000.00	61	27,606,568.49	8.02
500,000.01 - 600,000.00	61	33,512,714.05	9.73
600,000.01 - 700,000.00	34	22,118,242.50	6.42
700,000.01 - 800,000.00	24	17,938,298.35	5.21
800,000.01 - 900,000.00	11	9,559,590.00	2.78
900,000.01 - 1,000,000.00	23	22,272,845.84	6.47
1,000,000.01 - 1,500,000.00	22	26,855,245.07	7.80
1,500,000.01 - 2,000,000.00	9	16,498,546.58	4.79
2,000,000.01 - 2,500,000.00	2	4,264,000.00	1.24
2,500,000.01 - 3,000,000.00	3	7,970,000.00	2.31
3,000,000.01 - 3,500,000.00	1	3,500,000.00	1.02
3,500,000.01 - 4,000,000.00	1	3,850,000.00	1.12
5,000,000.01 >=	1	7,125,000.00	2.07
Total	938	$344,429,824.32	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.251 - 2.500	10	$4,371,914.90	1.27%
2.501 - 2.750	273	100,831,782.05	29.27
2.751 - 3.000	354	108,477,512.12	31.49
3.001 - 3.250	277	121,997,265.29	35.42
3.251 - 3.500	23	6,701,349.96	1.95
3.751 - 4.000	1	2,050,000.00	0.60
Total	938	$344,429,824.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1.000	3	$1,039,241.00	0.30%
1.250	8	3,444,763.20	1.00
1.375	7	3,144,650.00	0.91
1.500	95	33,180,412.26	9.63
1.625	416	141,322,955.10	41.03
1.750	74	24,657,826.87	7.16
1.875	134	43,221,767.96	12.55
2.000	177	85,469,162.13	24.81
2.125	18	7,308,445.84	2.12
2.250	6	1,640,599.96	0.48
Total	938	$344,429,824.32	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	514	$208,536,509.08	60.55%
360	424	135,893,315.24	39.45
Total	938	$344,429,824.32	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
277 - 282	1	$107,626.36	0.03%
295 - 300	513	208,428,882.72	60.51
349 - 354	1	180,000.00	0.05
355 - 360	423	135,713,315.24	39.40
Total	938	$344,429,824.32	100.00%

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
49 - 54	1	$180,000.00	0.05%
55 - 60	423	135,713,315.24	39.40
97 - 102	1	107,626.36	0.03
115 - 120	513	208,428,882.72	60.51
Total	938	$344,429,824.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1/1/2004	96	$57,846,851.44	16.79%
2/1/2004	24	7,301,009.92	2.12
3/1/2004	49	14,473,911.22	4.20
4/1/2004	174	61,925,741.56	17.98
5/1/2004	325	108,934,594.18	31.63
5/10/2004	1	404,000.00	0.12
6/1/2004	269	93,543,716.00	27.16
Total	938	$344,429,824.32	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 10.00	1	$123,000.00	0.04%
10.01 - 20.00	8	3,521,482.50	1.02
20.01 - 30.00	24	7,860,218.91	2.28
30.01 - 40.00	33	8,641,242.80	2.51
40.01 - 50.00	54	36,972,253.49	10.73
50.01 - 60.00	73	30,302,069.72	8.80
60.01 - 65.00	45	18,015,883.08	5.23
65.01 - 70.00	108	38,398,047.53	11.15
70.01 - 75.00	137	48,787,093.34	14.16
75.01 - 80.00	389	128,012,463.22	37.17
80.01 - 85.00	7	2,000,160.70	0.58
85.01 - 90.00	13	3,455,479.32	1.00
90.01 - 95.00	15	3,258,974.80	0.95
95.01 - 100.00	31	15,081,454.91	4.38
Total	938	$344,429,824.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 10.00	1	$123,000.00	0.04%
10.01 - 20.00	8	3,521,482.50	1.02
20.01 - 30.00	24	7,860,218.91	2.28
30.01 - 40.00	33	8,641,242.80	2.51
40.01 - 50.00	55	37,106,893.49	10.77
50.01 - 60.00	77	31,921,109.72	9.27
60.01 - 65.00	45	18,015,883.08	5.23
65.01 - 70.00	137	52,647,462.44	15.29
70.01 - 75.00	137	48,787,093.34	14.16
75.01 - 80.00	388	127,877,823.22	37.13
80.01 - 85.00	7	2,000,160.70	0.58
85.01 - 90.00	12	2,843,479.32	0.83
90.01 - 95.00	14	3,083,974.80	0.90
Total	938	$344,429,824.32	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
525 - 549	1	$156,900.00	0.05%
550 - 574	1	1,320,000.00	0.38
575 - 599	3	923,000.00	0.27
600 - 624	7	2,338,839.37	0.68
625 - 649	19	5,522,635.97	1.60
650 - 674	64	18,279,524.36	5.31
675 - 699	131	52,050,498.50	15.11
700 - 724	158	67,663,634.91	19.65
725 - 749	163	60,833,241.50	17.66
750 - 774	187	71,185,640.88	20.67
775 - 799	166	52,888,179.68	15.36
800 - 824	38	11,267,729.15	3.27
Total	938	$344,429,824.32	100.00%

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Interest Only	938	$344,429,824.32	100.00%
Total	938	$344,429,824.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Full	391	$122,878,038.99	35.68%
Alternative	228	105,725,211.26	30.70
Lite Doc	184	58,992,658.48	17.13
Limited	104	49,511,017.96	14.37
No Ratio	29	6,147,951.79	1.78
Asset, No Income	2	1,174,945.84	0.34
Total	938	$344,429,824.32	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Primary	795	$296,855,472.21	86.19%
Second Home	102	41,730,787.98	12.12
Investment	41	5,843,564.13	1.70
Total	938	$344,429,824.32	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Single Family Residence	568	$207,386,542.49	60.21%
PUD	256	100,113,267.05	29.07
Condo	104	30,969,441.03	8.99
2-4 Family	10	5,960,573.75	1.73
Total	938	$344,429,824.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Purchase	353	$138,494,331.55	40.21%
Refinance - Rate Term	336	110,641,145.60	32.12
Refinance - Cashout	249	95,294,347.17	27.67
Total	938	$344,429,824.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Alabama	4	$707,275.50	0.21%
Arizona	66	21,785,343.20	6.33
Arkansas	1	73,300.00	0.02
California	152	84,762,581.54	24.61
Colorado	43	15,131,826.74	4.39
Connecticut	10	6,722,742.70	1.95
Delaware	2	428,000.00	0.12
District of Columbia	5	1,956,375.00	0.57
Florida	109	36,881,914.62	10.71
Georgia	33	8,319,498.21	2.42
Hawaii	8	2,871,950.00	0.83
Idaho	3	630,000.00	0.18
Illinois	32	13,588,375.17	3.95
Indiana	5	1,025,575.00	0.30
Kansas	1	296,000.00	0.09
Kentucky	5	639,500.00	0.19
Louisiana	2	738,033.33	0.21
Maine	1	284,000.00	0.08
Maryland	20	5,643,616.00	1.64
Massachusetts	24	13,771,154.79	4.00
Michigan	23	5,240,760.29	1.52
Minnesota	10	2,896,487.50	0.84
Mississippi	1	215,000.00	0.06
Missouri	8	1,609,100.00	0.47
Montana	3	1,299,600.00	0.38
Nebraska	3	336,091.30	0.10
Nevada	33	13,986,641.57	4.06
New Hampshire	2	511,635.00	0.15
New Jersey	31	8,877,329.35	2.58
New Mexico	7	1,533,200.00	0.45
New York	21	13,077,955.83	3.80
North Carolina	28	9,256,749.12	2.69
North Dakota	1	102,342.00	0.03
Ohio	55	8,710,350.57	2.53
Oklahoma	6	685,095.33	0.20
Oregon	12	3,345,570.57	0.97
Pennsylvania	21	5,758,558.13	1.67
South Carolina	15	4,748,712.05	1.38
South Dakota	2	133,000.00	0.04
Tennessee	18	6,172,829.70	1.79
Texas	35	12,592,365.41	3.66
Utah	7	1,330,072.76	0.39
Virginia	30	10,518,761.39	3.05
Washington	34	11,280,728.29	3.28
Wisconsin	5	1,103,826.36	0.32
Wyoming	1	2,850,000.00	0.83
Total	938	$344,429,824.32	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

TOTAL CURRENT BALANCE:	$155,602,382
NUMBER OF LOANS:	470
			Minimum		Maximum
AVG CURRENT BALANCE:	$331,069		$50,000		$2,000,000
AVG ORIGINAL BALANCE:	$333,173		$50,000		$2,000,000

WAVG LOAN RATE:	2.921%		2.125%		3.875%
WAVG SERVICING FEE:	0.386%		0.260%		0.885%
WAVG NET LOAN RATE:	2.536%		1.740%		3.240%

WAVG GROSS MARGIN:	1.714%		0.875%		2.625%
WAVG MAXIMUM LOAN RATE:	11.999%		11.375%		12.000%
WAVG PERIODIC RATE CAP:	N/A		N/A		N/A
WAVG FIRST RATE CAP:	N/A		N/A		N/A

WAVG ORIGINAL LTV:	68.91%		14.16%		100.00%
WAVG EFFECTIVE LTV(1):	67.78%		14.16%		90.00%

WAVG CREDIT SCORE:	724		540		815

WAVG ORIGINAL TERM:	325	months	300	months	360	months
WAVG REMAINING TERM:	323	months	291	months	360	months
WAVG SEASONING:	1	months	0	months	9	months

WAVG NEXT RATE RESET:	5	months	1	months	6	months
WAVG RATE ADJ FREQ:	6	months	6	months	6	months
WAVG FIRST RATE ADJ FREQ:	6	months	6	months	6	months

WAVG IO ORIGINAL TERM:	95	months	60	months	120	months
WAVG IO REMAINING TERM:	94	months	56	months	120	months

TOP STATE CONCENTRATIONS (%):	CA (26.05%), FL (14.20%), and NY (5.88%)
MAXIMUM ZIP CODE CONCENTRATION (%):	33140 (1.61%) Miami Beach, FL

FIRST PAY DATE:			Apr 01, 2003		Jan 01, 2004
RATE CHANGE DATE:			Jan 01, 2004		Jun 01, 2004
MATURITY DATE:			Mar 01, 2028		Dec 01, 2033

(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Libor - 6 Month	470	$155,602,381.72	100.00%
Total	470	$155,602,381.72	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Current	470	$155,602,381.72	100.00%
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 100,000.00	37	$2,881,493.69	1.85%
100,000.01 - 200,000.00	151	22,967,784.28	14.76
200,000.01 - 300,000.00	103	25,800,048.38	16.58
300,000.01 - 400,000.00	72	25,101,883.70	16.13
400,000.01 - 500,000.00	30	13,768,866.04	8.85
500,000.01 - 600,000.00	29	16,042,688.96	10.31
600,000.01 - 700,000.00	14	9,059,600.00	5.82
700,000.01 - 800,000.00	3	2,313,000.00	1.49
800,000.01 - 900,000.00	7	6,115,750.00	3.93
900,000.01 - 1,000,000.00	11	10,716,600.00	6.89
1,000,000.01 - 1,500,000.00	5	6,430,000.00	4.13
1,500,000.01 - 2,000,000.00	8	14,404,666.67	9.26
Total	470	$155,602,381.72	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.001 - 2.250	1	$1,800,000.00	1.16%
2.251 - 2.500	8	2,518,649.79	1.62
2.501 - 2.750	112	43,028,027.84	27.65
2.751 - 3.000	206	67,386,223.17	43.31
3.001 - 3.250	130	38,029,000.94	24.44
3.251 - 3.500	11	2,695,179.98	1.73
3.501 - 3.750	1	78,500.00	0.05
3.751 - 4.000	1	66,800.00	0.04
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.875	1	$1,800,000.00	1.16%
1.250	5	1,692,000.00	1.09
1.375	7	2,304,649.79	1.48
1.500	15	3,853,300.00	2.48
1.625	231	86,395,491.50	55.52
1.750	43	13,001,153.16	8.36
1.875	77	20,230,413.16	13.00
2.000	82	24,177,344.14	15.54
2.125	6	1,758,849.99	1.13
2.250	2	322,379.98	0.21
2.625	1	66,800.00	0.04
Total	470	$155,602,381.72	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	235	$92,031,879.52	59.15%
360	235	63,570,502.20	40.85
Total	470	$155,602,381.72	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
289 - 294	1	$234,950.91	0.15%
295 - 300	234	91,796,928.61	58.99
355 - 360	235	63,570,502.20	40.85
Total	470	$155,602,381.72	100.00%

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
55 - 60	235	$63,570,502.20	40.85%
109 - 114	1	234,950.91	0.15
115 - 120	234	91,796,928.61	58.99
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1/1/2004	1	$450,222.81	0.29%
2/1/2004	9	1,900,749.79	1.22
3/1/2004	21	6,081,250.91	3.91
4/1/2004	100	36,768,624.88	23.63
5/1/2004	189	57,138,221.33	36.72
6/1/2004	150	53,263,312.00	34.23
Total	470	$155,602,381.72	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
10.01 - 20.00	5	$729,079.98	0.47%
20.01 - 30.00	9	3,419,000.00	2.20
30.01 - 40.00	20	7,024,988.96	4.51
40.01 - 50.00	26	10,538,849.78	6.77
50.01 - 60.00	41	14,835,812.06	9.53
60.01 - 65.00	26	8,535,776.66	5.49
65.01 - 70.00	74	22,612,864.81	14.53
70.01 - 75.00	62	22,020,657.07	14.15
75.01 - 80.00	182	58,995,384.00	37.91
80.01 - 85.00	1	198,750.00	0.13
85.01 - 90.00	8	1,576,337.91	1.01
90.01 - 95.00	1	363,000.00	0.23
95.01 - 100.00	15	4,751,880.49	3.05
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
10.01 - 20.00	5	729,079.98	0.47%
20.01 - 30.00	9	3,419,000.00	2.20
30.01 - 40.00	20	7,024,988.96	4.51
40.01 - 50.00	28	11,067,800.69	7.11
50.01 - 60.00	43	15,585,812.06	10.02
60.01 - 65.00	26	8,535,776.66	5.49
65.01 - 70.00	88	26,843,745.30	17.25
70.01 - 75.00	61	21,860,657.07	14.05
75.01 - 80.00	182	58,995,384.00	37.91
80.01 - 85.00	1	198,750.00	0.13
85.01 - 90.00	7	1,341,387.00	0.86
Total	470	$155,602,381.72	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property
CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
525 - 549	1	$690,000.00	0.44%
575 - 599	1	392,000.00	0.25
600 - 624	4	2,257,000.00	1.45
625 - 649	14	3,436,905.21	2.21
650 - 674	46	16,542,517.64	10.63
675 - 699	89	27,815,153.17	17.88
700 - 724	70	25,379,553.03	16.31
725 - 749	75	26,418,972.74	16.98
750 - 774	89	30,525,598.21	19.62
775 - 799	65	18,275,917.23	11.75
800 - 824	16	3,868,764.49	2.49
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Interest Only	470	$155,602,381.72	100.00%
Total	470	$155,602,381.72	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Full	216	$56,835,530.01	36.53%
Alternative	107	50,608,672.99	32.52
Lite Doc	79	24,865,853.78	15.98
Limited	53	20,606,772.93	13.24
No Ratio	14	2,524,552.01	1.62
Asset, No Income	1	161,000.00	0.10
Total	470	$155,602,381.72	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Primary	395	$128,838,258.88	82.80%
Second Home	48	21,539,819.99	13.84
Investment	27	5,224,302.85	3.36
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Single Family Residence	282	$93,586,183.04	60.14%
PUD	117	37,657,477.65	24.20
Condo	60	19,868,699.61	12.77
Co-op	3	2,510,000.00	1.61
2-4 Family	7	1,788,021.42	1.15
Townhouse	1	192,000.00	0.12
Total	470	$155,602,381.72	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Refinance - Rate Term	187	$56,089,505.94	36.05%
Purchase	147	55,948,815.56	35.96
Refinance - Cashout	136	43,564,060.22	28.00
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Alabama	1	$84,805.21	0.05%
Alaska	1	258,980.49	0.17
Arizona	32	7,689,853.17	4.94
Arkansas	1	176,000.00	0.11
California	88	40,540,073.19	26.05
Colorado	15	3,934,950.91	2.53
Connecticut	6	2,921,113.05	1.88
District of Columbia	1	250,600.00	0.16
Florida	68	22,099,534.08	14.20
Georgia	13	2,770,100.00	1.78
Hawaii	9	4,363,634.60	2.80
Illinois	14	5,504,900.00	3.54
Indiana	4	565,400.00	0.36
Iowa	2	463,800.00	0.30
Kansas	1	200,000.00	0.13
Louisiana	1	70,000.00	0.04
Maine	1	1,000,000.00	0.64
Maryland	16	3,841,099.99	2.47
Massachusetts	12	5,284,290.42	3.40
Michigan	13	2,534,082.35	1.63
Minnesota	8	1,812,650.00	1.16
Missouri	5	1,075,660.73	0.69
Montana	2	2,196,320.00	1.41
Nevada	12	1,785,262.00	1.15
New Hampshire	1	294,000.00	0.19
New Jersey	16	4,368,526.99	2.81
New York	19	9,149,589.48	5.88
North Carolina	8	2,266,100.00	1.46
Ohio	25	4,757,856.35	3.06
Oklahoma	3	430,702.50	0.28
Oregon	6	1,510,637.74	0.97
Pennsylvania	4	841,700.00	0.54
Rhode Island	3	1,541,000.00	0.99
South Carolina	6	1,983,700.00	1.27
South Dakota	1	518,000.00	0.33
Tennessee	6	2,007,720.13	1.29
Texas	20	6,506,388.34	4.18
Utah	5	1,710,800.00	1.10
Virginia	10	2,831,450.00	1.82
Washington	10	3,181,100.00	2.04
Wisconsin	1	280,000.00	0.18
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.